UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

April 29, 2013

DEX ONE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-07155	13-2740040
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Winstead Drive, Cary, NC 27513

(Address of Principal Executive Offices)

(919) 297-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

As previously disclosed, on March 18, 2013, Dex One Corporation (“Dex One”) and all of its subsidiaries filed voluntary bankruptcy petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) for reorganization under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). Concurrently with filing the bankruptcy petitions, Dex One and its subsidiaries filed and requested confirmation of a Joint Prepackaged Chapter 11 Plan (as amended, the “Dex One Prepackaged Plan”), seeking to effect the merger and related transactions contemplated by the Amended and Restated Merger Agreement, dated as of December 5, 2012 (the “Merger Agreement”), by and between SuperMedia Inc. (“SuperMedia”), Dex One, Newdex, Inc. (“Newdex”), and Spruce Acquisition Sub, Inc. (“Spruce”). Also on March 18, 2013, SuperMedia and all of its domestic subsidiaries filed separate voluntary bankruptcy petitions in the Bankruptcy Court, seeking approval of SuperMedia’s separate prepackaged plan (together with the Dex One Prepackaged Plan, the “Prepackaged Plans”).

On April 29, 2013, the Bankruptcy Court held a hearing entered separate orders confirming the Prepackaged Plans. On April 30, 2013 (the “Effective Date”), SuperMedia and Dex One (1) consummated the transactions contemplated by the Merger Agreement, including (a) the amendment and restatement of the SuperMedia credit facility, (b) the merger of Dex One with and into Newdex (the “Dex Merger”), with Newdex continuing as the surviving corporation and changing its name to Dex Media, Inc. (“Dex Media”), (c) the merger of SuperMedia with and into Spruce (together with the Dex Merger, the “Merger”), with SuperMedia surviving as a wholly owned subsidiary of Dex Media, and (d) the amendment and restatement of the credit facilities of R.H. Donnelley Inc., Dex Media West, Inc., and Dex Media East, Inc., (2) otherwise effected the transactions contemplated by the Prepackaged Plans, and (3) emerged from Chapter 11 protection.

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Senior Secured Term Loan Agreements

In connection with the consummation of the Prepackaged Plans and the Merger, on the Effective Date Dex Media entered into three amended and restated loan agreements (the “Amended and Restated Credit Facilities”), for each of Dex Media East, Inc. (“DME”), Dex Media West, Inc. (“DMW”) and R.H. Donnelley Inc. (“RHDI”)with named financial institutions and JPMorgan Chase Bank, N.A. as administrative agents and collateral agents under the DME and DMW credit facilities, and Deutsche Bank Trust Company Americas as administrative agent and collateral agent under the RHDI credit facility. The administrative agents and such financial institutions were the administrative agents and the lenders under Dex One’s respective pre-existing senior secured credit facilities. Among other things, the Amended and Restated Credit Facilities extended the maturity of Dex Media’s senior secured term loans by approximately 26 months from October 24, 2014 to December 31, 2016

The Amended and Restated Credit Facilities require quarterly amortization payments of principal. Interest is paid (1) with respect to any base rate loan, quarterly, and (2) with respect to any Eurodollar loan, on the last day of the interest period applicable to such borrowing (with certain exceptions for interest periods of more than three months), at each respective borrower’s option as follows:

•	Amended and Restated RHDI Credit Facility:

•

The highest (subject to a floor of 4.00%) of (1) the prime rate, (2) the federal funds effective rate plus 0.50%, and (3) one month adjusted LIBO rate plus 1.00%, in each case as in effect on such date plus an interest rate margin for base rate loans. The interest rate margin for base rate loans will be 5.75% per annum; or

•

The higher of (1) adjusted LIBO rate and (2) 3.00%, in each case plus an interest rate margin for Eurodollar loans. The interest rate margin for Eurodollar loans will be 6.75% per annum. RHDI may elect interest periods of one, two, three or six months for Eurodollar borrowings.

•	Amended and Restated DME Credit Facility:

•

The highest (subject to a floor of 4.00%) of (1) the prime rate, (2) the federal funds effective rate plus 0.50% and (3) one month adjusted LIBO rate plus 1.00%, in each case as in effect on such date plus an interest rate margin for base rate loans. The interest rate margin for base rate loans will be 2.00% per annum; or

•

The higher of (1) adjusted LIBO rate and (2) 3.00%, in each case plus an interest rate margin for Eurodollar loans. The interest rate margin for Eurodollar loans will be 3.00% per annum. DME will be able to elect interest periods of one, two, three or six months for Eurodollar borrowings.

•	Amended and Restated DMW Credit Facility:

•

The highest (subject to a floor of 4.00%) of (1) the prime rate, (2) the federal funds effective rate plus 0.50% and (3) one month adjusted LIBO rate plus 1.00%, in each case as in effect on such date plus an interest rate margin for base rate loans. The interest rate margin for base rate loans will be 4.00% per annum; or

•

The higher of (1) adjusted LIBO rate and (2) 3.00%, in each case plus an interest rate margin for Eurodollar loans. The interest rate margin for Eurodollar loans will be 5.00% per annum. DMW may elect interest periods of one, two, three or six months for Eurodollar borrowings.

The obligations under the Amended and Restated Credit Facilities are guaranteed, with certain exceptions, by each of the respective borrower’s subsidiaries and are secured by a lien on substantially all of such borrower’s and such subsidiaries’ tangible and intangible assets, including a pledge of the stock of their respective subsidiaries, as well as a mortgage on specified real property, if any, subject in each case, to specified exceptions. In addition, the obligations under the Amended and Restated Credit Facilities are (a) secured and guaranteed by certain subsidiaries of Dex Media pursuant to a shared guaranty and collateral agreement and (b) guaranteed by the borrowers under the Amended and Restated Credit Facilities and the borrower under the amended and restated credit facility of SuperMedia pursuant to a subordinated guarantee agreement.

The above summary of the Amended and Restated Credit Facility is qualified in its entirety by reference to the text of the Amended and Restated RHDI Credit Facility, the Amended and Restated DME Credit Facility and the Amended and Restated DMW Credit Facility, copies of which are included as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K. Such exhibits are incorporated herein by reference.

Supplemental Indenture

On April 30, 2013, Dex One, Newdex and The Bank of New York Mellon, as trustee (the “Trustee”) under the indenture governing Dex One’s 12%/14% Senior Subordinated Notes due 2017 (the “Dex One Notes”), entered into the First Supplemental Indenture (the “Supplemental Indenture”) to the indenture, dated January 29, 2010, among Dex One and the Trustee. Pursuant to the Supplemental Indenture, Dex Media assumed all of the obligations of Dex One with respect to the Indenture and the Dex One Notes pursuant to the Indenture. This description of the Supplemental Indenture is qualified in its entirety by reference to the text of the Supplemental Indenture, a copy of which is included as Exhibit 10.4 to this Current Report on Form 8-K. Such exhibit is incorporated herein by reference.

Shared Services Agreement

Concurrently with the consummation of the Prepackaged Plans and the Merger, on the Effective Date, Dex Media and specified subsidiaries, including SuperMedia and its subsidiaries, entered into an Amended and Restated Shared Services Agreement (the “Shared Services Agreement”). Pursuant to the terms of the Shared Services Agreement, Dex One Service LLC, a direct, wholly owned subsidiary of Dex Media, and SuperMedia LLC, a direct, wholly owned subsidiary of SuperMedia, will provide specified services to Dex Media and all of its direct and indirect subsidiaries or pay for services provided by other entities. Such services will include, among other things, human resources, legal, billing and information technology services. Dex One Service LLC will allocate costs between the Dex One entities and the SuperMedia entities based on the relative proportions of prior year net revenues.

Entities receiving such services will be charged as follows: (1) to the extent the cost of providing such service can be directly attributed to a particular entity, such entity will be charged that amount, and (2) to the extent the service provider provides a service that benefits multiple entities and the cost of such service cannot be directly attributable to a particular entity (e.g., overhead), each entity benefiting from such service will be charged a share of such cost approximately equal to the quotient of such entity’s net revenue for the preceding calendar year divided by the total net revenue of all the entities benefiting from such service. To the extent SuperMedia LLC both provides and receives services to the other parties to the Shared Services Agreement, it will be credited the amounts it has paid to provide such services, which will be netted against its charges for services received. Costs associated with the Shared Services Agreement will be captured and billed no less than each month. It is expected that once the integration of SuperMedia and the other Dex Media subsidiaries is complete, SuperMedia LLC will no longer be a provider of services to Dex Media and its subsidiaries.

The above summary of the Shared Services Agreement is qualified in its entirety by reference to the text of the Shared Services Agreement, a copy of which is included as Exhibit 10.5 to this Current Report on Form 8-K. Such exhibit is incorporated herein by reference.

Dex Tax Sharing Agreement

On April 30, 2013, Dex Media and Dex One’s former corporate subsidiaries entered into an amended and restated tax sharing agreement (the “Dex Tax Sharing Agreement”) that governs the respective rights, responsibilities and obligations of Dex Media and its subsidiaries with respect to tax liabilities and benefits, tax attributes, tax contests and other tax matters regarding income taxes, other taxes and related tax returns. The Dex Tax Sharing Agreement provides, among other things, that Dex Media and its corporate subsidiaries are required to make payments to Dex One Service LLC (as agent of Dex Media) in an amount calculated to approximate the amount of tax liability such entity would have owed if it filed a separate corporate tax return. In general, if any taxable income (excluding any income as a result of cancellation of indebtedness income) of Dex Media or its subsidiaries for U.S. federal income tax purposes is offset or reduced as a result of utilization of a tax asset (such as a net operating loss) of Dex Media’s other corporate subsidiaries, such party is required to pay the Dex Media subsidiary (through Dex One Service LLC) that generated the tax asset in an amount equal to 50% of the tax benefit received by such party.

The above summary of the Dex Tax Sharing Agreement is qualified in its entirety by reference to the text of the Tax Sharing Agreement, a copy of which is included as Exhibit 10.6 to this Current Report on Form 8-K. Such exhibit is incorporated herein by reference.

SuperMedia—Dex Tax Sharing Agreement

Concurrently with the consummation of the Prepackaged Plans and the Merger, on the Effective Date, Dex Media and specified subsidiaries, including SuperMedia and its subsidiaries, entered into a Tax Sharing Agreement (the “Tax Sharing Agreement”) that governs the respective rights, responsibilities, and obligations of SuperMedia and its subsidiaries after the transaction with respect to tax liabilities and benefits, tax attributes, tax contests, and other tax matters regarding income taxes, other taxes, and related tax returns. The Tax Sharing Agreement provides, among other things, that SuperMedia and its subsidiaries are required to make payments to Dex One Service LLC (as agent of Dex Media) in an amount calculated to approximate the amount of tax liability such entity would have owed if it filed a separate corporate tax return. In general, if any taxable income (including any income as a result of cancellation of indebtedness income, whether taxable or not) of SuperMedia and/or its subsidiaries for U.S. federal income tax purposes is offset or reduced as a result of utilization of a tax asset (such as a net operating loss) of Dex Media’s other subsidiaries, such party is required to pay the Dex Media subsidiary (through Dex One Service LLC) that generated the tax asset in an amount equal to 75% of the tax benefit received by such party.

The above summary of the Tax Sharing Agreement is qualified in its entirety by reference to the text of the Tax Sharing Agreement, a copy of which is included as Exhibit 10.7 to this Current Report on Form 8-K. Such exhibit is incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership.

As set forth in the Introduction section of this Current Report on Form 8-K, on April 29, 2013, the Bankruptcy Court entered an order confirming the Dex One Prepackaged Plan.

General; Claims and Interests

The Dex One Prepackaged Plan provides for the discharge of claims and interests primarily through the (1) issuance of shares of Dex Media common stock to Dex One’s stockholders, (2) entry into the Amended and Restated Credit Facilities and (3) payment of cash. Specifically, holders of Dex one common stock received shares of Dex Media common stock as further described in Item 3.03 below. Dex One Notes Claims were unimpaired and the Dex One Notes were reinstated Holders of allowed claims under Dex One’s pre-existing senior secured credit facilities received a portion of the loans under the Amended and Restated Credit Facilities. Holders of allowed general unsecured claims will be paid in full in cash in the ordinary course of business. Intercompany interests are left unaltered. Holders of allowed administrative claims, allowed secured tax claims, allowed other secured claims, allowed priority tax claims, allowed other priority claims and allowed professional claims will be paid in full in cash in the ordinary course of business from cash on hand and from Dex One’s existing assets or reinstated, as applicable.

Assets and Liabilities

As of March 31, 2013, the total assets of Dex One were approximately $2,658,817,000 and the total liabilities of Dex One were approximately $2,676,529,000.

The above summary is qualified in its entirety by reference to the full text of the Dex One Prepackaged Plan, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. Such exhibit is incorporated herein by reference. The information regarding the treatment of Dex One common stock set forth in Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.03.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Effective Date, pursuant to the Merger Agreement, SuperMedia and Dex One effected the transactions contemplated by the Merger Agreement, including (a) the Dex Merger, with Newdex continuing as the surviving corporation and changing its name to Dex Media, and (b) the merger of SuperMedia with and into Spruce, with SuperMedia surviving as a wholly owned subsidiary of Dex Media.

Pursuant to the terms of the Merger Agreement, on the Effective Date, each outstanding share of Dex One common stock (other than shares held by SuperMedia, Dex One, Newdex or any of their respective subsidiaries) was converted into the right to receive 0.2 fully paid and nonassessable shares of Dex Media common stock (the “Merger Consideration”). To the extent that Dex One’s closing stock price on the Effective Date was less than the strike price (in the case of options) or the base price (in the case of stock appreciation rights), outstanding Dex One stock options and stock appreciation rights were cancelled as of the Effective Date with the holders thereof receiving no shares of Dex Media common stock in return. All other outstanding Dex One equity awards were generally converted into Dex Media common stock, after giving effect to the exchange ratio.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Dex One with the Securities and Exchange Commission (the “SEC”) on December 6, 2012, and is incorporated by reference herein. The information set forth in the Introduction section and Items 5.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Amended and Restated Credit Facilities and the Supplemental Indenture set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, on the Effective Date, Dex One notified The New York Stock Exchange (the “NYSE”) that each issued and outstanding share of Dex One common stock (other than shares held by SuperMedia, Dex One, Newdex, or any of their respective subsidiaries) was converted into the right to receive the Merger Consideration. As a result, all shares of Dex One common stock have been delisted from the NYSE and removed from trading. Accordingly, on the Effective Date, Dex One requested that the NYSE file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of Dex One common stock from the NYSE and the deregistration of Dex One common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Additionally, Dex One intends to file a Form 15 with the SEC, requesting the termination of registration under Section 12(g) of the Exchange Act and suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Securities Holders.

Pursuant to the terms of the Merger Agreement, on the Effective Date, each outstanding share of Dex One common stock (other than shares held by SuperMedia, Dex One, Newdex or any of their respective subsidiaries) was converted into the right to receive the Merger Consideration as further described above in Item 2.01. As of the Effective Date, holders of Dex One common stock ceased to have any rights as Dex One stockholders other than the right to receive the Merger Consideration. The information set forth in Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

The foregoing description is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Dex One with the SEC on December 6, 2012, and is incorporated herein by reference.

Item 5.01	Change in Control of the Registrant.

As a result of the consummation of the Merger, Dex One merged with and into Newdex, with Newdex as the surviving corporation and changing its name to Dex Media. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2013, in connection with the Merger, each member of the board of directors of Dex One Corporation was removed as a result of Dex One’s merger with and into Newdex, Inc., with Newdex as the surviving corporation and changing its name to Dex Media.

On April 30, 2013, Alfred T. Mockett, then Chief Executive Officer and President; Gregory W. Freiberg, then Executive Vice President and Chief Financial Officer; Sylvester Johnson, then Vice President—Controller and Chief Accounting Officer; Richard J. Hanna, Executive Vice President—Sales and Marketing; and Mark W. Hianik, Senior Vice President, General Counsel & Chief Administrative Officer, each tendered their resignation as officers and directors of Dex One and its subsidiaries in connection with the Merger.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Amended and Restated Plan of Merger by and among SuperMedia, Inc., Dex One Corporation, Newdex, Inc., and Spruce Acquisition Sub, Inc., dated December 5, 2012* (incorporated by reference to Exhibit 2.1 of the registrant’s Current Report on Form 8-K, filed on December 6, 2012).

10.1	Fourth Amended and Restated Credit Agreement by and among Dex Media, Inc., R.H. Donnelley Inc. as Borrower, the lenders party thereto, Deutsche Bank Trust Company Americas as Administrative Agent and Collateral Agent, JPMorgan Chase Bank, N.A. as Syndication Agent, Deutsche Bank Trust Company Americas as Syndication Agent and Deutsche Bank Securities Inc and J.P. Morgan Securities LLC as Joint Lead Arrangers and Joint Bookrunners, dated April 30, 2013 (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by Dex Media, Inc., the successor company of the registrant, on May 3, 2013).

10.2	Amended and Restated Credit Agreement by and among Dex Media, Inc., Dex Media Holdings, Inc., Dex Media East, Inc. as Borrower, the lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent and Collateral Agent, Deutsche Bank Trust Company Americas as Syndication Agent, and J.P. Morgan Securities LLC and Deutsche Bank Trust Company Americas as Joint Lead Arrangers and Joint Bookrunners, dated April 30, 2013 (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K filed by Dex Media, Inc., the successor company of the registrant, on May 3, 2013).

10.3	Amended and Restated Credit Agreement by and among Dex Media, Inc., Dex Media Holdings, Inc., Dex Media East, Inc. as Borrower, the lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent and Collateral Agent, Deutsche Bank Trust Company Americas as Syndication Agent, and J.P. Morgan Securities LLC and Deutsche Bank Trust Company Americas as Joint Lead Arrangers and Joint Bookrunners, dated April 30, 2013 (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K filed by Dex Media, Inc., the successor company of the registrant, on May 3, 2013).

10.4	First Supplemental Indenture by and among Dex One Corporation, Newdex, Inc. and The Bank of New York Mellon, dated April 30, 2013 (incorporated by reference to Exhibit 10.5 of the Current Report on Form 8-K filed by Dex Media, Inc., the successor company of the registrant, on May 3, 2013).

10.5	Amended and Restated Shared Services Agreement, by and among Dex One Service, Inc., R.H. Donnelley Inc., Dex Media Service LLC, Dex Media Holdings, Inc., Dex Media East, Inc., Dex Media West, Inc., Dex One Digital, Inc., R.H. Donnelley Corporation, SuperMedia Inc., SuperMedia LLC, SuperMedia Sales Inc., SuperMedia Services Inc. and SuperMedia UK, Ltd., dated as April 30, 2012 (incorporated by reference to Exhibit 10.6 of the Current Report on Form 8-K filed by Dex Media, Inc., the successor company of the registrant, on May 3, 2013).

10.6	Amended and Restated Tax Sharing Agreement by and among Dex Media, Inc., Dex Media Holdings, Inc., Dex Media East, Inc., Dex Media West, Inc., Dex One Service, Inc., R.H. Donnelley Corporation, R.H. Donnelley Inc., R.H. Donnelley APIL, Inc. and Dex One Digital, Inc., dated April 30, 2013 (incorporated by reference to Exhibit 10.7 of the Current Report on Form 8-K filed by Dex Media, Inc., the successor company of the registrant, on May 3, 2013).

10.7	SuperMedia—Dex Tax Sharing Agreement, by and among SuperMedia, Inc., SuperMedia Services Inc., Dex Media, Inc. and Dex One Service, Inc., dated April 30, 2013 (incorporated by reference to Exhibit 10.8 of the Current Report on Form 8-K filed by Dex Media, Inc., the successor company of the registrant, on May 3, 2013).

99.1	Prepackaged Plan of Dex One Corporation, et al. (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Dex Media, Inc., the successor company of the registrant, on May 3, 2013).

*	A copy of any omitted schedules will be provided to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dex Media, Inc.
(successor to Dex One Corporation)

By:	/s/ Cody Wilbanks
Name: Cody Wilbanks
Title: Executive Vice President—General Counsel and Corporate Secretary

Date: May 3, 2013

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amended and Restated Plan of Merger by and among SuperMedia, Inc., Dex One Corporation, Newdex, Inc., and Spruce Acquisition Sub, Inc., dated December 5, 2012* (incorporated by reference to Exhibit 2.1 of the registrant’s Current Report on Form 8-K, filed on December 6, 2012).

10.1	Fourth Amended and Restated Credit Agreement by and among Dex Media, Inc., R.H. Donnelley Inc. as Borrower, the lenders party thereto, Deutsche Bank Trust Company Americas as Administrative Agent and Collateral Agent, JPMorgan Chase Bank, N.A. as Syndication Agent, Deutsche Bank Trust Company Americas as Syndication Agent and Deutsche Bank Securities Inc and J.P. Morgan Securities LLC as Joint Lead Arrangers and Joint Bookrunners, dated April 30, 2013 (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by Dex Media, Inc., the successor company of the registrant, on May 3, 2013).

10.2	Amended and Restated Credit Agreement by and among Dex Media, Inc., Dex Media Holdings, Inc., Dex Media East, Inc. as Borrower, the lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent and Collateral Agent, Deutsche Bank Trust Company Americas as Syndication Agent, and J.P. Morgan Securities LLC and Deutsche Bank Trust Company Americas as Joint Lead Arrangers and Joint Bookrunners, dated April 30, 2013 (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K filed by Dex Media, Inc., the successor company of the registrant, on May 3, 2013).

10.3	Amended and Restated Credit Agreement by and among Dex Media, Inc., Dex Media Holdings, Inc., Dex Media East, Inc. as Borrower, the lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent and Collateral Agent, Deutsche Bank Trust Company Americas as Syndication Agent, and J.P. Morgan Securities LLC and Deutsche Bank Trust Company Americas as Joint Lead Arrangers and Joint Bookrunners, dated April 30, 2013 (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K filed by Dex Media, Inc., the successor company of the registrant, on May 3, 2013).

10.4	First Supplemental Indenture by and among Dex One Corporation, Newdex, Inc. and The Bank of New York Mellon, dated April 30, 2013 (incorporated by reference to Exhibit 10.5 of the Current Report on Form 8-K filed by Dex Media, Inc., the successor company of the registrant, on May 3, 2013).

10.5	Amended and Restated Shared Services Agreement, by and among Dex One Service, Inc., R.H. Donnelley Inc., Dex Media Service LLC, Dex Media Holdings, Inc., Dex Media East, Inc., Dex Media West, Inc., Dex One Digital, Inc., R.H. Donnelley Corporation, SuperMedia Inc., SuperMedia LLC, SuperMedia Sales Inc., SuperMedia Services Inc. and SuperMedia UK, Ltd., dated as April 30, 2012 (incorporated by reference to Exhibit 10.6 of the Current Report on Form 8-K filed by Dex Media, Inc., the successor company of the registrant, on May 3, 2013).

10.6	Amended and Restated Tax Sharing Agreement by and among Dex Media, Inc., Dex Media Holdings, Inc., Dex Media East, Inc., Dex Media West, Inc., Dex One Service, Inc., R.H. Donnelley Corporation, R.H. Donnelley Inc., R.H. Donnelley APIL, Inc. and Dex One Digital, Inc., dated April 30, 2013 (incorporated by reference to Exhibit 10.7 of the Current Report on Form 8-K filed by Dex Media, Inc., the successor company of the registrant, on May 3, 2013).

10.7	SuperMedia—Dex Tax Sharing Agreement, by and among SuperMedia, Inc., SuperMedia Services Inc., Dex Media, Inc. and Dex One Service, Inc., dated April 30, 2013 (incorporated by reference to Exhibit 10.8 of the Current Report on Form 8-K filed by Dex Media, Inc., the successor company of the registrant, on May 3, 2013).

99.1	Prepackaged Plan of Dex One Corporation, et al. (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Dex Media, Inc., the successor company of the registrant, on May 3, 2013).

*	A copy of any omitted schedules will be provided to the SEC upon request.